Adopted by the Cinergy Corp.
Board of Directors on January 30, 1997


                           1997 AMENDMENTS TO VARIOUS
                         COMPENSATION AND BENEFIT PLANS
                                OF CINERGY CORP.


This document sets forth amendments to various compensation and benefit plans of Cinergy Corp. with regard to the definition of "change in control" as contained in each of the plans. All amendments are effective January 1, 1997. Amendments to the following plans are set forth in this document:

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                      NAME OF PLAN                 DATE PLAN ADOPTED
--------------------------------------------------------------------------------

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Stock Option Plan                                   October 18, 1994
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Performance Shares Plan                             October 18, 1994
--------------------------------------------------------------------------------
Employee Stock Purchase and Savings Plan            October 18, 1994
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Directors' Deferred Compensation Plan               October 18, 1994
--------------------------------------------------------------------------------
Retirement Plan for Directors                       October 18, 1994
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Annual Incentive Plan                               October 18, 1994
--------------------------------------------------------------------------------
1996 Long-Term Incentive Compensation               January 25, 1996
Plan                                   (Approved by shareholders April 26, 1996)
--------------------------------------------------------------------------------
401(k) Excess Plan                                 December 17, 1996
--------------------------------------------------------------------------------
Nonqualified Deferred Incentive                    December 17, 1996
Compensation Plan
--------------------------------------------------------------------------------

(1)  Explanation of Amendments

The definition of "change in control" of Cinergy Corp. contained in each of the above referenced plans, is a standard, uniform definition. Effective January 1, 1997, each of these plans is amended by substituting a new standard, uniform definition of "change in control" of Cinergy Corp.





(2)  Amendment to the Cinergy Corp. Stock Option Plan

(a)  Section 18.11 as Amended

Section 18.11, as hereby amended, reads as follows:

"18.11 Change in Control.

Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control of CINergy each unexpired Option and Stock Appreciation Right shall be exercisable, beginning immediately, as to all remaining shares subject to the Option or subject to the Stock Appreciation Rights.

A 'Change in Control' of CINergy shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(1) Any 'person' or 'group' (within the meaning of Subsection 13(d) and Paragraph 14(d)(2) of the 1934 Act is or becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of CINergy (not including in the securities beneficially owned by such Person any securities acquired directly from CINergy or its affiliates) representing 50% or more of the combined voting power of CINergy's then outstanding securities, excluding any person who becomes such a beneficial owner in connection with a transaction described in clause (i) of paragraph (2) below; or

(2) There is consummated a merger or consolidation of CINergy or any direct or indirect subsidiary of CINergy with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of CINergy outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of CINergy or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of CINergy (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of CINergy (not including in the securities beneficially owned by such person any securities acquired directly from CINergy or its affiliates other than in connection with the acquisition by CINergy or its affiliates of a business) representing 25% or more of the combined voting power of CINergy's then outstanding securities; or

(3) During any period of two consecutive years, individuals who at the beginning of that period constitute CINergy's Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of CINergy) whose appointment or election by CINergy's Board of Directors or nomination for election by CINergy's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of that period or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of CINergy's Board of Directors; or

(4) The shareholders of CINergy approve a plan of complete liquidation or dissolution of CINergy or there is consummated an agreement for the sale or disposition by CINergy of all or substantially all of CINergy's assets, other than a sale or disposition by CINergy of all or substantially all of CINergy's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of CINergy in substantially the same proportions as their ownership of CINergy immediately prior to such sale.

Notwithstanding the provisions of Article 13 (Amendment, Modification and Termination of the Plan), the foregoing provisions of this Section may not be amended by an amendment to the Plan effected within three years following a Change in Control.

If the immediate exercisability of ISOs arising from a 'Change in Control' as described above would cause the $100,000 limitation applicable to ISOs described in Section 9.5 (ISOs) to be exceeded for an Optionee, the Committee shall convert as of the effective date of the Change in Control all or a portion of the outstanding ISOs held by the Optionee to NSOs to the extent necessary to comply with the $100,000 limitation and to the extent permitted by Code Subsection 422(d). However, if the Committee determines that conversion is not permitted by the Code, the Committee shall not convert the Options and shall take any and all other steps necessary to accelerate the exercisability of the ISOs to the maximum extent possible under Code Subsection 422(d) without exceeding the $100,000 limitation described above."

(3)  Amendment to the Cinergy Corp. Performance Shares Plan

(a)  Article 14 as Amended

Article 14, as hereby amended, reads as follows:

                                   "ARTICLE 14
                               CHANGE IN CONTROL

Notwithstanding anything in the Plan to the contrary, if a Change in Control of CINergy occurs, each Corporate Target Goal and Individual Goal in effect for any applicable Performance Period of each Employer's Long-Term Program shall be deemed achieved at the Incentive Factor level existing as of the date of the Change in Control and each Participant shall be entitled to receive a Performance Award adjusted to reflect the actual period of time between the beginning of the Performance Period and the date of the Change in Control. In addition, any installment of a Performance Award which has not been distributed under Article 8 (Distribution) as of the date of a Change in Control shall be immediately distributed to each Participant.

A 'Change in Control' of CINergy shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(1) Any 'person' or 'group' (within the meaning of Subsection 13(d) and Paragraph 14(d)(2) of the 1934 Act is or becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of CINergy (not including in the securities beneficially owned by such Person any securities acquired directly from CINergy or its affiliates) representing 50% or more of the combined voting power of CINergy's then outstanding securities, excluding any person who becomes such a beneficial owner in connection with a transaction described in clause (i) of paragraph (2) below; or

(2) There is consummated a merger or consolidation of CINergy or any direct or indirect subsidiary of CINergy with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of CINergy outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of CINergy or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of CINergy (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of CINergy (not including in the securities beneficially owned by such person any securities acquired directly from CINergy or its affiliates other than in connection with the acquisition by CINergy or its affiliates of a business) representing 25% or more of the combined voting power of CINergy's then outstanding securities; or

(3) During any period of two consecutive years, individuals who at the beginning of that period constitute CINergy's Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of CINergy) whose appointment or election by CINergy's Board of Directors or nomination for election by CINergy's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of that period or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of CINergy's Board of Directors; or

(4) The shareholders of CINergy approve a plan of complete liquidation or dissolution of CINergy or there is consummated an agreement for the sale or disposition by CINergy of all or substantially all of CINergy's assets, other than a sale or disposition by CINergy of all or substantially all of CINergy's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of CINergy in substantially the same proportions as their ownership of CINergy immediately prior to such sale.

Notwithstanding the provisions of Article 17 (Amendment and Termination), the provisions of this Article may not be amended by an amendment to the Plan effected within three years following a Change in Control."

(4) Amendment to the Cinergy Corp. Employee Stock Purchase and Savings Plan

(a)  Section 9.14 as Amended

Section 9.14, as hereby amended, reads as follows:

"9.14 Change in Control

Notwithstanding anything in the Plan to the contrary, if a Change in Control of CINergy occurs, an Eligible Employee shall have the right within three months from the Change in Control (unless the Purchase Date shall first occur in which event the right may be exercised only on or prior to the Purchase Date) to elect to purchase all or fewer than all of the shares which he is entitled to purchase as a result of his participation in the offering with the funds, including interest, if any, then on deposit in his Purchase Savings Account or to receive the funds in cash.

A 'Change in Control' of CINergy shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(1) Any 'person' or 'group' (within the meaning of Subsection 13(d) and Paragraph 14(d)(2) of the 1934 Act is or becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of CINergy (not including in the securities beneficially owned by such Person any securities acquired directly from CINergy or its affiliates) representing 50% or more of the combined voting power of CINergy's then outstanding securities, excluding any person who becomes such a beneficial owner in connection with a transaction described in clause (i) of paragraph (2) below; or

(2) There is consummated a merger or consolidation of CINergy or any direct or indirect subsidiary of CINergy with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of CINergy outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of CINergy or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of CINergy (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of CINergy (not including in the securities beneficially owned by such person any securities acquired directly from CINergy or its affiliates other than in connection with the acquisition by CINergy or its affiliates of a business) representing 25% or more of the combined voting power of CINergy's then outstanding securities; or

(3) During any period of two consecutive years, individuals who at the beginning of that period constitute CINergy's Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of CINergy) whose appointment or election by CINergy's Board of Directors or nomination for election by CINergy's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of that period or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of CINergy's Board of Directors; or

(4) The shareholders of CINergy approve a plan of complete liquidation or dissolution of CINergy or there is consummated an agreement for the sale or disposition by CINergy of all or substantially all of CINergy's assets, other than a sale or disposition by CINergy of all or substantially all of CINergy's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of CINergy in substantially the same proportions as their ownership of CINergy immediately prior to such sale.

Notwithstanding the provisions of Article 11 (Amendments), the foregoing provisions of this Section may not be amended by an amendment to the Plan effected within three years following a Change in Control."

(5) Amendment to the Directors' Deferred Compensation Plan

(a) Article 12 as Amended

Article 12, as hereby amended, reads as follows:

                                   "ARTICLE 12
                                CHANGE IN CONTROL

Notwithstanding any other Article, if a Change in Control of CINergy occurs, the Committee in its sole discretion may elect to accelerate the distribution of all Fees deferred under the Plan so that all deferred Fees shall be distributed to each Director and former Director (or, in the event of his death, to his Beneficiary) in a single lump sum payment no later than 30 days after the Change in Control occurs.

A 'Change in Control' of CINergy shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(1) Any 'person' or 'group' (within the meaning of Subsection 13(d) and Paragraph 14(d)(2) of the 1934 Act is or becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of CINergy (not including in the securities beneficially owned by such Person any securities acquired directly from CINergy or its affiliates) representing 50% or more of the combined voting power of CINergy's then outstanding securities, excluding any person who becomes such a beneficial owner in connection with a transaction described in clause (i) of paragraph (2) below; or

(2) There is consummated a merger or consolidation of CINergy or any direct or indirect subsidiary of CINergy with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of CINergy outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of CINergy or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of CINergy (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of CINergy (not including in the securities beneficially owned by such person any securities acquired directly from CINergy or its affiliates other than in connection with the acquisition by CINergy or its affiliates of a business) representing 25% or more of the combined voting power of CINergy's then outstanding securities; or

(3) During any period of two consecutive years, individuals who at the beginning of that period constitute CINergy's Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of CINergy) whose appointment or election by CINergy's Board of Directors or nomination for election by CINergy's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of that period or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of CINergy's Board of Directors; or

(4) The shareholders of CINergy approve a plan of complete liquidation or dissolution of CINergy or there is consummated an agreement for the sale or disposition by CINergy of all or substantially all of CINergy's assets, other than a sale or disposition by CINergy of all or substantially all of CINergy's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of CINergy in substantially the same proportions as their ownership of CINergy immediately prior to such sale.

Notwithstanding the provisions of Article 11 (Amendment and Termination), the provisions of this Article may not be amended by an amendment effected within three years following a Change in Control."


(6) Amendment to the Cinergy Corp. Retirement Plan for Directors

(a) Article 15 as Amended

Article 15, as hereby amended, reads as follows:

                                   "ARTICLE 15
                         PAYMENTS UPON CHANGE IN CONTROL

Notwithstanding anything contained in the Plan to the contrary, following a Change in Control of CINergy, each Participant (or Beneficiary, if appropriate) shall be entitled to receive a lump sum payment of the actuarial equivalent of benefits accrued and remaining unpaid as of the date of the Change in Control. The lump sum equivalent shall be calculated assuming the interest rate used by the Pension Benefit Guaranty Corporation in determining the value of immediate benefits as of the immediately preceding January 1.

A 'Change in Control' of CINergy shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(1) Any 'person' or 'group' (within the meaning of Subsection 13(d) and Paragraph 14(d)(2) of the 1934 Act is or becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of CINergy (not including in the securities beneficially owned by such Person any securities acquired directly from CINergy or its affiliates) representing 50% or more of the combined voting power of CINergy's then outstanding securities, excluding any person who becomes such a beneficial owner in connection with a transaction described in clause (i) of paragraph (2) below; or

(2) There is consummated a merger or consolidation of CINergy or any direct or indirect subsidiary of CINergy with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of CINergy outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of CINergy or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of CINergy (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of CINergy (not including in the securities beneficially owned by such person any securities acquired directly from CINergy or its affiliates other than in connection with the acquisition by CINergy or its affiliates of a business) representing 25% or more of the combined voting power of CINergy's then outstanding securities; or

(3) During any period of two consecutive years, individuals who at the beginning of that period constitute CINergy's Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of CINergy) whose appointment or election by CINergy's Board of Directors or nomination for election by CINergy's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of that period or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of CINergy's Board of Directors; or

(4) The shareholders of CINergy approve a plan of complete liquidation or dissolution of CINergy or there is consummated an agreement for the sale or disposition by CINergy of all or substantially all of CINergy's assets, other than a sale or disposition by CINergy of all or substantially all of CINergy's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of CINergy in substantially the same proportions as their ownership of CINergy immediately prior to such sale.

Notwithstanding the provisions of Article 12 (Amendment and Termination), the provisions of this Article may not be amended by an amendment to the Plan effected within three years following a Change in Control."

(7) Amendment to the Cinergy Corp. Annual Incentive Plan

(a) Article 14 as Amended

Article 14, as hereby amended, reads as follows:

                                   "ARTICLE 14
                                CHANGE IN CONTROL

Notwithstanding anything in the Plan to the contrary, if a Change in Control of CINergy occurs, each Corporate Target Goal and Individual Goal of each Employer's Annual Program shall be deemed to have been fully satisfied at the Maximum Incentive level and each Participant shall be entitled to receive an Incentive Award in the same manner as though the Maximum Incentive level had been obtained for the full Performance Period.

A 'Change in Control' of CINergy shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(1) Any 'person' or 'group' (within the meaning of Subsection 13(d) and Paragraph 14(d)(2) of the 1934 Act is or becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of CINergy (not including in the securities beneficially owned by such Person any securities acquired directly from CINergy or its affiliates) representing 50% or more of the combined voting power of CINergy's then outstanding securities, excluding any person who becomes such a beneficial owner in connection with a transaction described in clause (i) of paragraph (2) below; or

(2) There is consummated a merger or consolidation of CINergy or any direct or indirect subsidiary of CINergy with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of CINergy outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of CINergy or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of CINergy (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of CINergy (not including in the securities beneficially owned by such person any securities acquired directly from CINergy or its affiliates other than in connection with the acquisition by CINergy or its affiliates of a business) representing 25% or more of the combined voting power of CINergy's then outstanding securities; or

(3) During any period of two consecutive years, individuals who at the beginning of that period constitute CINergy's Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of CINergy) whose appointment or election by CINergy's Board of Directors or nomination for election by CINergy's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of that period or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of CINergy's Board of Directors; or

(4) The shareholders of CINergy approve a plan of complete liquidation or dissolution of CINergy or there is consummated an agreement for the sale or disposition by CINergy of all or substantially all of CINergy's assets, other than a sale or disposition by CINergy of all or substantially all of CINergy's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of CINergy in substantially the same proportions as their ownership of CINergy immediately prior to such sale.

Notwithstanding the provisions of Article 18 (Amendment and Termination), the provisions of this Article may not be amended by an amendment to the Plan effected within three years following a Change in Control."

(8) Amendment to the Cinergy Corp. 1996 Long-Term  Incentive  Compensation  Plan

(a) Section 21.11 as Amended

Section 21.11, as hereby amended, reads as follows:

"21.11 Change in Control.

Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control of Cinergy, unless otherwise provided in the related Award Agreement:
(i) each unexpired Option and Stock Appreciation Right shall become exercisable in full, (ii) all restrictions (other than restrictions imposed by law) and conditions of all Restricted Stock (other than Restricted Stock subject to Performance Measures), Dividend Equivalents and Other Stock-Based Awards then outstanding shall be deemed satisfied subject to any holding period limitations,
(iii) all Performance Measures of all Performance Shares and Performance Awards, Restricted Stock, Dividend Equivalents and Other Stock-Based Awards shall be deemed fully satisfied at the maximum criteria levels.

A 'Change in Control' of CINergy shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(1) Any 'person' or 'group' (within the meaning of Subsection 13(d) and Paragraph 14(d)(2) of the 1934 Act is or becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of CINergy (not including in the securities beneficially owned by such Person any securities acquired directly from CINergy or its affiliates) representing 50% or more of the combined voting power of CINergy's then outstanding securities, excluding any person who becomes such a beneficial owner in connection with a transaction described in clause (i) of paragraph (2) below; or

(2) There is consummated a merger or consolidation of CINergy or any direct or indirect subsidiary of CINergy with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of CINergy outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of CINergy or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of CINergy (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of CINergy (not including in the securities beneficially owned by such person any securities acquired directly from CINergy or its affiliates other than in connection with the acquisition by CINergy or its affiliates of a business) representing 25% or more of the combined voting power of CINergy's then outstanding securities; or

(3) During any period of two consecutive years, individuals who at the beginning of that period constitute CINergy's Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of CINergy) whose appointment or election by CINergy's Board of Directors or nomination for election by CINergy's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of that period or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of CINergy's Board of Directors; or

(4) The shareholders of CINergy approve a plan of complete liquidation or dissolution of CINergy or there is consummated an agreement for the sale or disposition by CINergy of all or substantially all of CINergy's assets, other than a sale or disposition by CINergy of all or substantially all of CINergy's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of CINergy in substantially the same proportions as their ownership of CINergy immediately prior to such sale.

Notwithstanding the provisions of Article 16 (Amendment, Modification and Termination of the Plan), the foregoing provisions of this Section may not be amended by an amendment to the Plan effected within three years following a Change in Control.

If the immediate exercisability of ISOs arising from a Change in Control as described above would cause the $100,000 limitation applicable to ISOs described in Section 8.1 (Types of Option) to be exceeded for an Optionee, the Committee shall convert as of the effective date of the Change in Control all or a portion of the outstanding ISOs held by the Optionee to NSOs to the extent necessary to comply with the $100,000 limitation and to the extent permitted by Code Subsection 422(d). However, if the Committee determines that conversion is not permitted by the Code, the Committee shall not convert the Options and shall take any and all other steps necessary to accelerate the exercisability of the ISOs to the maximum extent possible under Code Subsection 422(d) without exceeding the $100,000 limitation described above."

(9) Amendment to the Cinergy Corp. 401(k) Excess Plan

(a) Section 5.2 as Amended

Section 5.2, as hereby amended, reads as follows:

"5.2 Distribution Upon a Change in Control.

Notwithstanding any other Section, if a Change in Control occurs, the Committee in its sole discretion may elect to accelerate the distribution of a Participant's Accounts so that a Participant's Accounts shall be distributed to the Participant (or, in the event of his death, to his Beneficiary) in a single lump sum payment no later than 30 days after the Change in Control occurs.

A 'Change in Control' of the Company shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(1) Any 'person' or 'group' (within the meaning of Subsection 13(d) and Paragraph 14(d)(2) of the 1934 Act is or becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities, excluding any person who becomes such a beneficial owner in connection with a transaction described in clause (i) of paragraph (2) below; or

(2) There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

(3) During any period of two consecutive years, individuals who at the beginning of that period constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of that period or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the Board of Directors; or

(4) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale."

(10) Amendment to the Cinergy Corp. Nonqualified Deferred Incentive Compensation Plan

a) Section 5.2 as Amended

Section 5.2, as hereby amended, reads as follows:

"5.2 Distribution Upon a Change in Control.

Notwithstanding any other Section, if a Change in Control occurs, the Committee in its sole discretion may elect to accelerate the distribution of a Participant's Account so that a Participant's Account shall be distributed to the Participant (or, in the event of his death, to his Beneficiary) in a single lump sum payment no later than 30 days after the Change in Control occurs.

A 'Change in Control' of the Company shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(1) Any 'person' or 'group' (within the meaning of Subsection 13(d) and Paragraph 14(d)(2) of the 1934 Act is or becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities, excluding any person who becomes such a beneficial owner in connection with a transaction described in clause (i) of paragraph (2) below; or

(2) There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

(3) During any period of two consecutive years, individuals who at the beginning of that period constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of that period or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the Board of Directors; or

(4) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale."

These Amendments are executed and approved by the duly authorized officers of Cinergy Corp., effective as of January 1, 1997.


                                    CINERGY CORP.




                        By: _____________________________
                                   James E. Rogers
                                  Vice Chairman and
                               Chief Executive Officer

                       Dated: ___________________________


Approved:



By:  _____________________________
            Cheryl M. Foley
    Vice President, General Counsel
       and Corporate Secretary

Dated:  ___________________________